UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       March 31, 2000


                       Waddell & Reed Financial, Inc.
             (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 001-13913              51-0261715
(State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)            File Number)       Identification No.)


6300 Lamar Avenue, Overland Park, KS                       66202
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code    (913) 236-2000


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               On March 31, 2000, Legend Group Holdings, LLC, a wholly-owned subsidiary of Waddell & Reed Financial, Inc. (the "Company"), acquired all of the issued and outstanding shares of common stock of each of Freemark Investment Management, Inc., Legend Financial Corporation, Advisory Services Corporation, Performance Management Group, Inc., Service Management Advisory Corporation and The Legend Group, Inc. (collectively, "The Legend Group") for an aggregate purchase price of $57,979,749.99, and a contingent obligation to pay not more than $14,000,000 over a three-year period. Subject to certain conditions contained in the Purchase Agreement, an additional amount may be due pursuant to the terms of the Purchase Agreement on or before April 30, 2000. However, the total aggregate purchase price paid for The Legend Group shares shall not exceed $75,000,000. The Legend Group is a mutual fund distribution and retirement planning business based in Palm Beach Gardens, Florida. The shares were purchased in a private transaction from Philip C. Restino, Mark J. Spinello, Glenn T. Ferris, David L. Phillips and certain trusts for the benefit of certain members of Mr. Restino's family (collectively, the "Sellers"). Prior to the acquisition, there were no material relationships between the Sellers and the Company or any of its affiliates or any of its directors or officers or any associate of any of them. The purchase price was determined through arm's length negotiations. The Purchase Agreement is included herein as Exhibit 2.1. A copy of the Company's press release is incorporated herein by reference from the Company's Current Report on Form 8-K for an event dated February 28, 2000. The foregoing description of the acquisition is qualified in its entirety by reference to such Exhibits.

               The funds used to consummate the acquisition were provided to Legend Group Holdings, LLC in the form of a capital contribution made by the Company. The Company obtained $47,000,000 for such capital contribution from its existing Credit Agreement dated as of October 14, 1999 by and among the Company, the Lender's party thereto and The Chase Manhattan Bank. The remaining funds came from the Company's cash and cash equivalents.

               The Company currently intends to operate The Legend Group as an affiliated group of subsidiaries.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired. The financial statements of The Legend Group for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

(b)     Pro Forma Financial Information.

        The Pro Forma financial statements of the Legend Group required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

(c)     Exhibits.


2.1 Agreement and Plan of Merger, dated as of February 28, 2000, among Waddell & Reed Financial, Inc., Freemark Investment Management, Inc., Legend Financial Corporation, Advisory Services Corporation, Performance Management Group, Inc., Service Management Advisory Corporation, The Legend Group, Inc., Philip C. Restino, Restino Family Trust, 01/02/94 Trust FBO John J. Restino, 01/02/94 Trust FBO Robert R. Restino, Mark J. Spinello, Glenn T. Ferris and David
        L. Phillips.


                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WADDELL & REED FINANCIAL, INC.



Date:       April 14, 2000            By:    /s/ Daniel C. Schulte
                                      Name:  Daniel C. Schulte
                                      Title: Vice President, General Counsel
                                             and Secretary




                                 INDEX TO EXHIBITS


Exhibit No.           Exhibit

      2.1 Agreement and Plan of Merger, dated as of February 28, 2000, among Waddell & Reed Financial, Inc., Freemark Investment Management, Inc., Legend Financial Corporation, Advisory Services Corporation, Performance Management Group, Inc., Service Management Advisory Corporation, The Legend Group, Inc., Philip C. Restino, Restino Family Trust, 01/02/94 Trust FBD John J. Restino, 01/02/94 Trust FBO Robert R. Restino, Mark J. Spinello, Glenn T. Ferris and David L. Phillips.

99.1(1)               Financial Statements of Business Acquired.

99.2(1)               Pro Forma Financial Information.
--------
(1) To be filed as soon as practicable, but no later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.